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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ____________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                      ____________________________________


        Date of Report (Date of earliest event reported)  September 21, 2004


                           Madison River Capital, LLC
             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                      333-36804             56-2156823
(State or Other Jurisdiction of   Commission File Number    (I.R.S. Employer
 Incorporation or Organization)                            Identification No.)


                             103 South Fifth Street
                          Mebane, North Carolina 27302
          (Address of Principal Executive Offices, Including Zip Code)

                                 (919) 563-1500
              (Registrant's Telephone Number, Including Area Code)





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ITEM 8.01.  Other Events

        On September 21, 2004, Madison River Capital, LLC issued a press release announcing that certain members of its senior management will be making presentations at the Jeffries Second Annual Communications and Media Conference being held in New York, New York on September 22nd and 23rd, 2004 and at the Deutsche Bank Securities 2004 Global High Yield Conference being held in Scottsdale, Arizona on October 5th through October 7th, 2004. Copies of the presentations will be available on the Company's website on the day of the presentation. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.


ITEM 9.01.  Financial Statements and Exhibits


(c)  Exhibits.

99.1 Press release dated September 21, 2004 of Madison River Capital, LLC, announcing that certain members of its senior management will be making presentations at the Jeffries Second Annual Communications and Media Conference being held in New York, New York on September 22nd and 23rd, 2004 and at the Deutsche Bank Securities 2004 Global High Yield Conference being held in Scottsdale, Arizona on October 5th through October 7th, 2004.


                               SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MADISON RIVER CAPITAL, LLC


Date:  September 21, 2004         /s/  PAUL H. SUNU
                                  ------------------------------------------

                                  Name:   Paul H. Sunu
                                  Title:  Managing Director, Chief Financial
                                            Officer and Secretary

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                                EXHIBIT INDEX

  Exhibit
  Number                         Description
  -------     ---------------------------------------------------------------

    99.1 Press release dated September 21, 2004 of Madison River Capital, LLC, announcing that certain members of its senior management will be making presentations at the Jeffries Second Annual Communications and Media Conference being held in New York, New York on September 22nd and 23rd, 2004 and at the Deutsche Bank Securities 2004 Global High Yield Conference being held in Scottsdale, Arizona on October 5th through October 7th, 2004.